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                                                                    EXHIBIT 99.3

                            NATIONAL CITY CORPORATION
                             AUDIT COMMITTEE CHARTER


                               STATEMENT OF POLICY

The audit committee shall provide assistance to the board of directors in fulfilling its oversight responsibilities by reviewing the financial reports and related financial information provided by the Corporation to governmental agencies or the general public, the Corporation's system of internal controls and the effectiveness of its control structure, the Corporation's compliance with designated laws and regulations, and the Corporation's accounting, internal and external auditing and financial reporting processes. In discharging its responsibilities, the audit committee shall:

- Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

- Review and evaluate the audit procedures and results of the Corporation's independent auditor and general auditor.

-  Approve, engage and terminate the independent auditor.

- Review and evaluate the independent auditor's qualifications, performance and independence.

- Review, evaluate and approve any non-audit services the independent auditor may perform for the Corporation and disclose such approved non-auditor services in periodic reports to stockholders.

- Maintain free and open means of communication between the board of directors, the independent auditor, the general auditor, and the management of the Corporation.

- Maintain free and open means of communication between employees and the audit committee for the processing of complaints received by the Corporation regarding questionable accounting or auditing matters, including suspicions of fraudulent activity.

- At least annually, review and update this charter for consideration by the board of directors and perform an evaluation of the audit committee performance and function.


                                  ORGANIZATION

The members of the audit committee shall be appointed by the board of directors and may be removed by the board of directors. The audit committee may consult or retain its own outside legal, accounting or other advisors and shall determine the degree of independence from the Corporation required from said advisors. The audit committee shall meet at least four times per year and report directly to the full board any issues that arise with respect to the quality and integrity of the Corporation's general financial performance and reporting and regulatory compliance. The audit committee may also meet periodically by itself to discuss matters it


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determines require private audit committee or board of directors' attention.
Further, the audit committee shall meet separately with management, with the general auditor and with independent auditor. Half of the members of the audit committee shall be a quorum to transact business.


                                 QUALIFICATIONS

The audit committee shall be composed entirely of independent directors, determined by the board of directors under the National City Corporation Corporate Governance Guidelines. The members of the audit committee, as determined by the board of directors, shall also meet the independence and financial expertise requirements of the New York Stock Exchange.


                              INDEPENDENT AUDITORS

The independent auditor shall be engaged by and accountable to the audit committee and the board of directors. The audit committee shall have the sole authority to engage and terminate the independent auditor, to review with the independent auditor the nature and scope of any disclosed relationships or professional services including all audit engagement fees and terms, and to take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditor. The audit committee shall also set clear policies and standards relating to the Corporations' hiring of employees or former employees of the independent auditor to ensure continued independence throughout.

The audit committee shall, on an annual basis, obtain from the independent auditor a written disclosure delineating all of its relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the audit committee will obtain and review a report of the independent auditor describing its internal quality-control procedures, material issues raised by the most recent internal quality-control review of the independent auditor or an inquiry or investigation by a governmental authority involving one or more audits carried out by the independent auditor in the preceding five years and any steps or procedures taken to deal with any such issues. After reviewing the independent auditor's report, the audit committee shall evaluate the auditor's qualifications, performance and independence. The audit committee shall consider the opinions of management and the general auditor in making such evaluation.

As required by law, the audit committee shall assure the regular rotation of the lead and concurring audit partner, and consider whether there should be a regular rotation of the auditor itself.

The independent auditor shall ascertain that the audit committee is made aware of timely report to the audit committee all necessary accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and inform the audit committee of other material written communications between the independent auditor and management.


                                 INTERNAL AUDIT




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The general auditor of the Corporation shall directly report to the chairman of the audit committee, with administrative oversight provided by an appropriate executive officer of the Corporation. The audit committee will oversee the internal audit function and determine that the general auditor is establishing, maintaining and executing appropriate audit programs, policies and procedures that govern the examination and audit of the ledgers, records, procedures and operations of the Corporation and its affiliates.


                          FINANCIAL REPORTING OVERSIGHT

In discharging its responsibilities to oversee governmental and public reporting of financial information, the audit committee shall:

- Review and discuss the annual audited financial statements, footnotes and related disclosures included in the Corporation's annual report to stockholders and its annual report on Form 10-K with financial management, the independent auditor, and the general auditor prior to the release and filing of such documents. Review with the independent auditor the results of its annual examination of the financial statements, including their report thereon, and determine its satisfaction with the disclosures and content of the financial statements. This review shall cover discussion of all items required by generally accepted auditing standards regarding required communications with audit committees. Ascertain that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements.

- Review and discuss the quarterly financial results and information with financial management, the independent auditor, and the general auditor to determine that the independent auditor does not take exception to the disclosure and content of the financial statements on Form 10-Q, to determine that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements, and to discuss any other matters required to be communicated to the audit committee by the independent auditor.

- Review and discuss the types of presentation and information to be included in earnings press releases, and any additional financial information and earning guidance generally provided to analysts and rating agencies.

- Inquire of management, the general auditor, and the independent auditor about significant risks or exposures and discuss guidelines and policies to govern the steps management has taken to minimize such risk to the Corporation.

- Review and discuss the form and content of the certification documents for the quarterly reports on Form 10-Q and the annual report on Form 10-K with the general auditor, the independent auditor, the chief financial officer and the chief executive officer.

- Review the basis for the disclosures made in the annual report to stockholders under the heading Management's Report on Internal Controls regarding the control environment of the Corporation and the annual filing required under the Federal Deposit Insurance Corporation Improvement Act of 1991.

- Prepare, review and approve the annual proxy disclosure regarding the activities and report of the audit committee for the year.





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